UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2021

BELONG ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40648	86-1450752
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

c/o Ledgewood, PC Two Commerce Square 2001 Market Street, Suite 3400 Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (215) 731-9450

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one warrant	BLNGU	NASDAQ Capital Market
Shares of Class A common stock, par value $0.0001 per share included as part of the units	BLNG	NASDAQ Capital Market
Warrants, included as part of the units, each whole warrant exercisable for one share of Class A common stock	BLNGW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 27, 2021, Belong Acquisition Corp. (the “Company”) consummated the sale of 15,000,000 units (the “Units”) in its initial public offering (the “IPO”). Each Unit consists of one share of the Company’s Class A common stock, par value $0.0001 per share (“Common Stock”), and one half of one warrant (each, a “Warrant”), where each whole Warrant entitles the holder to purchase one share of Common Stock for $11.50 per share. The Units were sold in the IPO at an offering price of $10.00 per Unit for gross proceeds of $150,000,000 (before underwriting discounts and commissions and offering expenses). Pursuant to the Underwriting Agreement (defined below), the Company granted the underwriters in the IPO (the “Underwriters”) a 45-day option to purchase up to 2,250,000 additional Units solely to cover over-allotments, if any (the “Over-Allotment Option”). Immediately following the consummation of the IPO, there were an aggregate of 20,000,000 shares of common stock of the Company issued and outstanding.

In connection with the closing of the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s registration statement on Form S-1 (File No. 333-253857) for the IPO, originally filed with the Securities and Exchange Commission (the “Commission”) on March 4, 2021 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated July 22, 2021 (the “Underwriting Agreement”), between the Company and Wells Fargo Securities, LLC (“Wells”), as representative of the Underwriters;

●	An Investment Management Trust Agreement, dated July 22, 2021, between the Company and Continental Stock Transfer & Trust Company;

●	A Warrant Agreement, dated July 22, 2021, between the Company and Continental Stock Transfer & Trust Company;

●	A Registration Rights Agreement, dated July 22, 2021, between the Company and certain security holders of the Company;

●	A Letter Agreement, dated July 22, 2021, by and among the Company, its officers and directors and Belong Acquisition Sponsor, LLC (the “Sponsor”);

●	A Placement Unit Subscription Agreement, dated July 22, 2021, between the Company and Belong Acquisition Sponsor, LLC; and

●	An Administrative Services Agreement, dated July 22, 2021, between the Company and Belong Acquisition Sponsor, LLC.

A description of the material terms of each of these agreements is included in the Registration Statement and incorporated herein by this reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the consummation of the IPO, the Company consummated the issuance and sale (“Private Placement”) of 550,000 Units (the “Placement Units”) in a private placement transaction at a price of $10.00 per Placement Unit, generating gross proceeds of $5,500,000. The Placement Units were purchased by the Company’s sponsor Belong Acquisition Sponsor, LLC. The Warrants included in the Placement Units are identical to the Warrants included in the IPO Units except that, so long as they are held by the Sponsor or their permitted transferees (a) they are not redeemable by the Company, (b) they (including the underlying Common Stock) may not be transferred, assigned or sold until 30 days after the consummation of the Company’s initial business combination, subject to certain limited exceptions, and (c) they may be exercised on a cash or cashless basis. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 3.03. Material Modification to Rights of Security Holders.

The disclosure set forth under Item 5.03 is incorporated herein by this reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On July 23, 2021, in connection with the IPO, the Company filed its amended and restated certificate of incorporation (the “Amended and Restated Certificate”) with the Secretary of State of the State of Delaware. A description of the material terms of the Amended and Restated Certificate is included in the Registration Statement and incorporated herein by this reference. In addition, a copy of the Amended and Restated Certificate is attached hereto as Exhibit 3.1 and is incorporated herein by this reference.

Item 8.01. Other Events.

A total of $150,000,000 of the net proceeds from the IPO and the Private Placement (which includes $5.25 million of the Underwriters’ deferred discount) were placed in a trust account established for the benefit of the Company’s public stockholders at JP Morgan Chase Bank, N.A., with Continental Stock Transfer & Trust Company acting as trustee. Except for the withdrawal of interest to pay taxes (or dissolution expenses if a business combination is not consummated), none of the funds held in the trust account will be released until the earlier of (i) the completion of the Company’s initial business combination, (ii) the redemption of any shares of Common Stock issued in the IPO properly submitted  in connection with a stockholder vote to amend the Amended and Restated Certificate (A) to modify the substance or timing of the Company’s obligation to redeem 100% of its Common Stock if it does not complete an initial business combination within 18 months from the completion of the IPO or (B) with respect to any other provisions relating to stockholders’ rights or pre-initial business combination activity and (iii) the redemption of all shares of Common Stock issued in the IPO if the Company is unable to consummate an initial business combination within 18 months from the completion of the IPO.

A copy of the press release issued by the Company on July 22, 2021 regarding the pricing of the IPO is included as Exhibit 99.1 to this Current Report on Form 8-K.

A copy of the press release issued by the Company on July 27, 2021 regarding the closing of the IPO is included as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated July 22, 2021, between the Company and Wells Fargo Securities, LLC.

3.1	Amended and Restated Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on July 23, 2021.

4.1	Warrant Agreement, dated July 22, 2021, between Continental Stock Transfer & Trust Company and the Company.

10.1	Letter Agreement, dated July 22, 2021, by and among the Company, and its officers and directors and Belong Acquisition Sponsor, LLC.

10.2	Investment Management Trust Agreement, dated July 22, 2021, between Continental Stock Transfer & Trust Company and the Company.

10.3	Registration Rights Agreement, dated July 22, 2021, between the Company and certain security holders of the Company.

10.4	Placement Unit Subscription Agreement, dated July 22, 2021, between the Company and Belong Acquisition Sponsor, LLC.

10.5	Administrative Services Agreement, dated July 22, 2021, between the Company and Belong Acquisition Sponsor, LLC.

99.1	Press Release dated July 22, 2021 (pricing of the IPO).

99.2	Press Release dated July 27, 2021 (closing of the IPO).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2021	BELONG ACQUISITION CORP.

	By:	/s/ Jennifer Deason
	Name:	Jennifer Deason
	Title:	Chief Executive Officer and President

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